Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 4 to CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (the “Amendment”) is made as of December 30, 2016 by and among DELUXE CORPORATION (the “Borrower”), the financial institutions signatory hereto, JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent for itself and the other Lenders (as defined below) (the “Administrative Agent”) under that certain Credit Agreement dated as of March 12, 2010 by and among the Borrower, the financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement; and
WHEREAS, pursuant to the Omnibus Amendment No. 3 to the Credit Agreement, Amendment No. 2 to the Pledge and Security Agreement and Waiver, the Administrative Agent and the Lenders amended the Credit Agreement to, among other things, permit a term loan facility (the “Existing Term Loan Facility”) in an aggregate principal amount of $200,000,000, all on the terms and conditions set forth therein;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to increase the Existing Term Loan Facility (the “Increase”) by an aggregate principal amount of up to $130,000,000 to permit a term loan facility (including the Existing Term Loan Facility) in an aggregate principal amount of up to $330,000,000;
WHEREAS, the Borrower, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement in order to, among other things, effect the Increase, on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:
1.Amendments to the Credit Agreement. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1    Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions alphabetically therein:
“Amendment No. 4” means that certain Amendment to the Credit Agreement, dated as of December 30, 2016, by and among the Borrower, the Lenders party thereto and the Administrative Agent.
“Amendment No. 4 Effective Date” means December 30, 2016.

“First Manhattan Acquisition” means the acquisition by the Borrower or one of its Subsidiaries of all or substantially all of the equity or assets of First Manhattan Consulting Group, Inc. or one or more of its subsidiaries, if, at the time of and immediately after giving effect thereto, (a) no Default has occurred and is continuing or would arise after giving effect thereto, (b) all actions required to be taken with respect to such acquired or any newly formed Subsidiary under Section 5.09 shall have been taken, and (c) the Borrower and the Subsidiaries are (i) in compliance with the covenant contained in Section 6.12(b) as of the last day of the most recently completed fiscal quarter, and (ii) in compliance with the covenant contained in Section 6.12(a) on a pro forma basis reasonably acceptable to the Administrative Agent after giving effect to such acquisition (but without giving effect to any synergies or cost savings), with such covenants under this clause (ii) recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which Financials are available, as if such acquisition (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) had occurred on the first day of each relevant period for testing such compliance and, the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Borrower to such effect, together with all relevant financial information, statements and projections reasonably requested by the Administrative Agent.
“Initial Term Loans” means the Term Loans drawn on or about the Initial Term Loan Funding Date.
“Initial Term Loan Funding Date” means November 15, 2016.
“Second Draw” means the second and final draw of Term Loans, which shall occur on or after the Amendment No. 4 Effective Date but prior to the Term Loan Commitment Termination Date.
1.2    Section 1.01 of the Credit Agreement is hereby further amended to amend and restate the definitions of “Permitted Acquisition”, “Term Loan Commitment” and “Term Loan Commitment Termination Date” in their entirety as follows:

“Permitted Acquisition” means (A) the First Manhattan Acquisition and (B) any other acquisition (whether by purchase, merger, consolidation or otherwise, but excluding in any event a Hostile Acquisition) or series of related acquisitions by the Borrower or any Subsidiary of (i) all or substantially all the assets of or (ii) all or substantially all the Equity Interests in, a Person or division or line of business of a Person, if, at the time of and immediately after giving effect thereto, (a) no Default has occurred and is continuing or would arise after giving effect thereto, (b) such Person or division or line of business is engaged in the same or a similar line of business as the Borrower and the Subsidiaries or business reasonably related thereto, (c) all actions required to be taken with respect to such acquired or newly formed Subsidiary under Section 5.09 shall have been taken, (d) the Borrower and the Subsidiaries are (i) in compliance with the covenant contained in Section 6.12(b) as of the last day of the most recently completed fiscal quarter, and (ii) in compliance with the covenant contained in Section 6.12(a) on a pro forma basis reasonably acceptable to the Administrative Agent after giving effect to such acquisition (but without giving effect to any synergies or cost savings), with such covenants under this clause (ii) recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which Financials are available, as if such acquisition (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) had occurred on the first day of each relevant period for testing such compliance and, if the aggregate consideration paid in respect of such acquisition exceeds $50,000,000, the Borrower shall have delivered to the Administrative Agent a certificate of a Financial

Officer of the Borrower to such effect, together with all relevant financial information, statements and projections reasonably requested by the Administrative Agent and (e) in the case of an acquisition ormerger involving the Borrower or a Subsidiary, the Borrower or such Subsidiary is the surviving entity of such merger and/or consolidation.

“Term Loan Commitment” means, (a) as to any Lender, the aggregate commitment of such Lender to make Term Loans pursuant to the Second Draw as set forth on Schedule 2.01 (as amended by Amendment No. 4) or in the most recent Assignment and Assumption or other documentation contemplated hereby executed by such Lender, as it may be modified pursuant to the terms hereof and (b) as to all Lenders, the aggregate commitment to make Term Loans, which aggregate remaining commitment shall be $130,000,000 as of the Amendment No. 4 Effective Date. After advancing any Term Loans, each reference to a Lender’s Term Loan Commitment with respect to such Term Loans shall refer to that Lender’s Applicable Percentage of such funded Term Loans.
“Term Loan Commitment Termination Date” means the earliest to occur of (a) the date of the Second Draw (it being understood and agreed that, unless previously terminated, any undrawn Term Loan Commitments shall be reduced to zero at 5:00 p.m. (Chicago time) on the date of the Second Draw), (b) March 21, 2017 and (c) any earlier date upon which the Term Loan Commitments are terminated in accordance with the terms hereof.
1.3    Section 1.01 of the Credit Agreement is hereby further amended to delete the definition of “Term Loan Funding Date” therefrom in its entirety.

1.4    Section 2.01 of the Credit Agreement is hereby amended to amend and restate clause (b) of the first sentence thereof in its entirety as follows: “(b) each Term Lender with a Term Loan Commitment (severally and not jointly) agrees to make Term Loans to the Borrower in Dollars on any single date (in a maximum of two (2) draws; it being understood that the drawing of the Initial Term Loans on the Initial Term Loan Funding Date has occurred prior to the Amendment No. 4 Effective Date, and that only one remaining draw of Term Loans shall be available following the Amendment No. 4 Effective Date) during the Term Loan Availability Period, in an amount equal to such Lender’s Term Loan Commitment, by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent.”

1.5    The first sentence in Section 2.02(b) of the Credit Agreement is hereby amended to insert the word “each” immediately prior to the phrase “Term Loan Borrowing”.

1.6    Section 2.10(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the fifth Business Day after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans then outstanding and the proceeds of any such Borrowing shall be applied by the Administrative Agent to repay any Swingline Loans outstanding. Prior to the Second Draw, the Borrower shall repay the Term Loans on each date set forth below in the aggregate principal amount specified opposite such date in the column labeled “Initial Amortization Amount” (as adjusted from time to time pursuant to Section 2.11(a) and Section 2.11(b)). Following the Second Draw, the Borrower shall repay the Term Loans on each date set forth below in an aggregate amount equal to the sum of (x) the aggregate principal amount specified opposite such date under the column “Initial Amortization Amount” plus (y) an amount equal to the percentage specified opposite such date under the column labeled “Additional Amortization Percentage” of the original principal amount of Term Loans drawn pursuant to the Second Draw (as such aggregate amount is adjusted from time to time pursuant to Section 2.11(a) and Section 2.11(b):

Date	Initial Amortization Amount	Additional Amortization Percentage
March 14, 2017	$5,000,000	2.5%
June 14, 2017	$5,000,000	2.5%
September 14, 2017	$5,000,000	2.5%
December 14, 2017	$6,250,000	3.125%
March 14, 2018	$6,250,000	3.125%
June 14, 2018	$6,250,000	3.125%
September 14, 2018	$6,250,000	3.125%
December 14, 2018	$7,500,000	3.75%

To the extent not previously repaid, all unpaid Term Loans shall be paid in full in Dollars by the Borrower on the Maturity Date.
1.7    Section 2.12(a) of the Credit Agreement is hereby amended to delete the phrase “Amendment No. 3 Effective Date” therein and substitute the phrase “Amendment No. 4 Effective Date” therefor.

1.8    Section 2.20 of the Credit Agreement is hereby amended to delete the phrase “Amendment No. 3 Effective Date” from the first sentence thereof and substitute the phrase “Amendment No. 4 Effective Date (excluding the Second Draw)” therefor.

1.9    Section 3.16(a) of the Credit Agreement is hereby amended to delete the reference to “Term Loan Funding Date” therein and substitute “day of any extension of credit hereunder” therefor.

1.10    Section 4.03 of the Credit Agreement is hereby amended to amend and restate the lead-in thereto in its entirety as follows:

“SECTION 4.03. Funding of Term Loans. The obligation of each Term Lender to make the Initial Term Loans on the Initial Term Loan Funding Date was subject to the satisfaction of the following conditions precedent:”
1.11    Section 4.03(c) of the Credit Agreement is hereby amended to delete the phrase “Term Loan Funding Date” therein and substitute the phrase “Initial Term Loan Funding Date” therefor.

1.12    Section 5.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 5.08. Use of Proceeds. The proceeds of the Revolving Loans will be used only (i) to finance the working capital needs, and for general corporate purposes, of the Borrower and its Subsidiaries in the ordinary course of business (ii) to finance Permitted Acquisitions and Limited Equity Acquisitions and Permitted Safeguard Distributor Transactions and (iii) to refinance the 2020 Bonds. The proceeds of the Initial Term Loans were used to repay outstanding amounts under the 2020 Bonds. The proceeds of the Term Loans funded under the Second Draw shall be used for general corporate purposes of the Borrower and its Subsidiaries (including, but not limited to, the consummation of the First Manhattan Acquisition). No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and the Borrower shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”

1.13    Section 6.01(b) of the Credit Agreement is hereby amended to delete the reference to “Term Loan Funding Date” therein and to substitute “Initial Term Loan Funding Date” therefor.

1.14    Section 6.04(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)    Permitted Acquisitions (other than the First Manhattan Acquisition) and Limited Equity Acquisitions; provided, that (i) the aggregate consideration paid in respect of any such Permitted Acquisition or Limited Equity Acquisition, when taken together with the aggregate consideration paid in respect of all such other Permitted Acquisitions and paid or contributed in respect of all other Limited Equity Acquisitions, does not exceed $275,000,000 during any twelve-month period, (ii) the aggregate consideration paid in respect of any such Permitted Acquisition does not exceed $150,000,000, (iii) the aggregate consideration paid in respect of all Limited Equity Acquisitions does not exceed $50,000,000 during any twelve-month period, and (iv) the Leverage Ratio, calculated on a Pro Forma Basis after giving effect to such acquisition, does not exceed 3.00 to 1.00;”
1.15    Section 6.04 of the Credit Agreement is hereby amended to delete the word “and” at the end of clause (n) therein, to replace the “.”at the end of clause (o) therein with “; and”, and to add a new clause (p) immediately following clause (o) thereof as follows:

(p) the First Manhattan Acquisition.
1.16    Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit A.

2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following:

(A)
duly executed originals of this Amendment from the Borrower, the Required Lenders (determined immediately before the effectiveness of this Amendment), the Term Lenders and the Administrative Agent, and the Consent and Reaffirmation attached hereto as Annex I duly executed by each Subsidiary Guarantor;

(B)
such other documents, instruments and agreements as the Administrative Agent may reasonably request (including, without limitation, those agreements, documents, instruments and other deliverables appearing in Annex II hereto);

(C)	and all fees and expenses due and payable on or prior to the date hereof in connection with this Amendment.

3.Representations and Warranties of the Borrower.

(A)
Each of this Amendment and the Credit Agreement as amended by this Amendment constitute the legal, valid and binding obligations of the Borrower, and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally).

(B)	Upon the effectiveness of this Amendment and after giving effect hereto no Default or Event of Default has occurred and is continuing.

(C)
Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as applicable, as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date).

4.References to the Credit Agreement.

(A)
Upon the effectiveness of Section 1 hereof, each reference to the Credit Agreement or “this Agreement” in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(B)
Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The Borrower (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement, the Pledge and Security Agreement and each and every other Loan Document to which it is a party and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents.

(C)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments or agreements executed and/or delivered in connection therewith.

5.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DELUXE CORPORATION, as the Borrower
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT No. 4 TO DELUXE CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., individually as a Lender (including as a Term Lender), as the Swingline Lender, as the Issuing Bank and as Administrative Agent
By	/s/ Suzanne Ergastolo
Name: Suzanne Ergastolo
Title: Executive Director

SIGNATURE PAGE TO AMENDMENT No. 4 TO DELUXE CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender (including as a Term Lender)
By	/s/ Kurt Marsan
Name: Kurt Marsan
Title: Vice President

SIGNATURE PAGE TO AMENDMENT No. 4 TO DELUXE CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender (including as a Term Lender)
By	/s/ Andrew Beckman
Name: Andrew Beckman
Title: Vice President

SIGNATURE PAGE TO AMENDMENT No. 4 TO DELUXE CREDIT AGREEMENT

MUFG UNION BANK, N.A., as a Lender
By	/s/ Mark Maloney
Name: Mark Maloney
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT No. 4 TO DELUXE CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender (including as a Term Lender)
By	/s/ Michael T. Crowe
Name: Michael T. Crowe
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT No. 4 TO DELUXE CREDIT AGREEMENT

SUNTRUST BANK, as a Lender (including as a Term Lender)
By	/s/ Lisa Garling
Name: Lisa Garling
Title: Director

SIGNATURE PAGE TO AMENDMENT No. 4 TO DELUXE CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender (including as a Term Lender)
By	/s/ Sid Khanolkar
Name: Sid Khanolkar
Title: Director

SIGNATURE PAGE TO AMENDMENT No. 4 TO DELUXE CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT No. 4 TO DELUXE CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Term Lender
By	/s/ Mark Maloney
Name: Mark Maloney
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT No. 4 TO DELUXE CREDIT AGREEMENT

BMO HARRIS BANK, N.A., as a Term Lender
By	/s/ Sean T. Ball
Name: Sean T. Ball
Title: Vice President

SIGNATURE PAGE TO AMENDMENT No. 4 TO DELUXE CREDIT AGREEMENT

EXHIBIT A

SCHEDULE 2.01

COMMITMENTS

LENDER	REVOLVING COMMITMENT	INITIAL TERM LOANS	TERM LOAN COMMITMENT[1]
JPMORGAN CHASE BANK, N.A.	$92,000,000	$30,000,000	$17,500,000

FIFTH THIRD BANK	$92,000,000	$25,000,000	$17,500,000

U.S. BANK NATIONAL ASSOCIATION	$76,000,000	$30,000,000	$17,500,000

MUFG UNION BANK, N.A.	$76,000,000	$0	$0

PNC BANK, NATIONAL ASSOCIATION	$76,000,000	$25,000,000	$17,500,000

SUNTRUST BANK	$53,000,000	$30,000,000	$17,500,000

WELLS FARGO BANK, NATIONAL ASSOCIATION	$40,000,000	$10,000,000	$10,000,000

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$20,000,000	$0	$0

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$0	$25,000,000	$17,500,000

BMO HARRIS BANK N.A.	$0	$25,000,000	$15,000,000

AGGREGATE COMMITMENT	$525,000,000	$200,000,000	$130,000,000

1 As of the Amendment No. 4 Effective Date.

EXHIBIT A-1

ANNEX I
CONSENT AND REAFFIRMATION
The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to the Credit Agreement dated as of March 12, 2010 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Deluxe Corporation (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”), which Amendment No. 4 is dated as of December [_], 2016 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Lender, the undersigned (i) consents to the Amendment, (ii) reaffirms its obligations under the Subsidiary Guaranty, the Pledge and Security Agreement and each and every other Loan Document to which it is a party and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.
Dated: December 30, 2016
[Signature Page Follows]

Annex I-1

DELUXE ENTERPRISE OPERATIONS, LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DELUXE SMALL BUSINESS SALES, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DELUXE MANUFACTURING OPERATIONS, LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SAFEGUARD BUSINESS SYSTEMS, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DELUXE FINANCIAL SERVICES, LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DELUXE BUSINESS OPERATIONS, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SAFEGUARD HOLDINGS, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

CHECKSBYDELUXE.COM, LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DIRECT CHECKS UNLIMITED, LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SIGNATURE PAGE TO CONSENT AND REAFFIRMATION TO
AMENDMENT No. 4 TO DELUXE CREDIT AGREEMENT

DIRECT CHECKS UNLIMITED SALES, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SAFEGUARD ACQUISITIONS, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SAFEGUARD FRANCHISE SYSTEMS, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SAFEGUARD FRANCHISE SALES, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

WAUSAU FINANCIAL SYSTEMS, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DELUXE STRATEGIC SOURCING, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SYNCSUITE, LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

IMAGE DISTRIBUTION SERVICES
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DATAMYX LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SIGNATURE PAGE TO CONSENT AND REAFFIRMATION TO
AMENDMENT No. 4 TO DELUXE CREDIT AGREEMENT

ANNEX II
List of Closing Documents2
1.Amendment No. 4 to Credit Agreement (the “Amendment”) by and among Deluxe Corporation (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”).

2.Consent and Reaffirmation executed by the Subsidiary Guarantors (together with the Borrower, the “Loan Parties”).

3.Term Loan Notes to the extent requested by any Lender.

4.Opinion of Dorsey & Whitney LLP, counsel to the Borrower, with respect to noncontravention, enforceability of the Loan Documents, and such other matters relating to the Borrower and the other Loan Parties, this Amendment or the Loan Documents, or the Collateral as the Administrative Agent shall reasonably request.

5.Opinion (addressed to the Administrative Agent and the Lenders and dated the date hereof) of in-house counsel to the Borrower, with respect to general corporate matters, noncontravention of laws and material indebtedness, and such other matters relating to the Borrower, this Amendment, the Loan Documents or the Collateral as the Administrative Agent shall reasonably request.

6.Opinions (addressed to the Administrative Agent and the Lenders and dated the date hereof) of local counsels to the Loan Parties (as applicable), with respect to general corporate matters, noncontravention of laws and material indebtedness, and such other matters relating to such Loan Parties, this Amendment, the Loan Documents or the Collateral as the Administrative Agent shall reasonably request.

7.Certificate of the Secretary or an Assistant Secretary of each Loan Party certifying and attaching (i) the Certificate of Incorporation or other charter document of such Loan Party, (ii) the By-Laws or other applicable organizational document of such Loan Party as in effect on the date of such certification, (iii) resolutions of the Board of Directors or other governing body of such Loan Party authorizing the execution and delivery of the Amendment and the performance of the Amendment and each Loan Document to which it is a party, as modified by and after giving effect to the Amendment, and (iv) the names and true signatures of the incumbent officers of such Loan Party authorized to sign the Amendment, and authorized to request a Borrowing under the Credit Agreement (if applicable).

8.Good standing certificate for each Loan Party from the Secretary of State of its jurisdiction of organization.

9.Financial statement projections through and including the Borrower’s 2019 fiscal year, together with such information as the Administrative Agent and the Lenders shall reasonably request (including, without limitation, a detailed description of the assumptions used in preparing such projections).

[2] Documents in bold italics to be delivered by the Borrower and counsel.

Annex II-1

10.Officer’s Certificate as to (i) the accuracy of all representations and warranties in the Loan Documents and (ii) no Default or Event of Default.

Annex II-2